UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2019

CLEARBRIDGE

SMALL CAP GROWTH FUND

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Growth Fund for the twelve-month reporting period ended October 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As of October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and certain categories of investors with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2019.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 29, 2019

II	ClearBridge Small Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. We use a growth-oriented investment style that emphasizes small U.S. companies. Some of the sought characteristics for individual security selection include:

•	Superior management teams, evidenced by experience, capital discipline and definable strategy

•	Good growth prospects driven by product or service innovation

•	Dominant position in a niche market or customers that are very large companies

•	Earnings and revenue recovery potential due to exposure to economical cyclical end markets

•	Strong or improving financial conditions

In addition, the Fund may invest in companies that we believe to be emerging companies relative to potential markets.

We generally use a “bottom-up” approach when selecting securities for the Fund. We focus on individual security selection rather than allow macro-economic considerations to strongly influence sector weights or individual security selection.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. The Fund expects that, under normal market conditions the equity securities in which it invests will typically be common stocks. The Fund may invest up to 20% of its net assets in equity securities of companies that are not considered to be small capitalization companies. The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices rebounded from a drawdown in the final two months of 2018 to produce positive results for the twelve-month reporting period ended October 31, 2019. Small-cap stocks underperformed larger-cap stocks, as the small-cap Russell 2000 Indexi gained 4.90%, while the large-cap S&P 500 Indexii added 14.33% and the Russell Midcap Indexiii advanced 13.72%. In addition, growth stocks outperformed value stocks with the Russell 2000 Growth Indexiv finishing up 6.40% and the Russell 2000 Value Indexv returning 3.22%.

Information Technology (+21.71%) was the best performing sector in the Russell 2000 Growth Index for the reporting period — excluding minimal weighting to the Index in the Utilities sector — while the Real Estate (+18.25%) and Industrials (+12.49) sectors also outperformed. Laggards for the reporting period included the Energy (-37.99%), Communication Services (-6.13%), Health Care (-1.30%), Consumer Staples (+1.47%) and Consumer Discretionary (+2.56%) sectors.

Small-cap growth stocks were whipsawed throughout the reporting period by rapid swings in investor sentiment from euphoria over the potential for innovation and disruption to pessimism over slowing economic growth and a myriad of geopolitical concerns.

ClearBridge Small Cap Growth Fund 2019 Annual Report	1

Fund overview (cont’d)

A host of negative considerations — tariff conflicts, cost pressures, ascending short-term interest rates, valuations, Washington dysfunction, political issues outside the U.S. — caught up with stocks in late 2018 and a sharp decline ensued. Small cap stocks, which had been the favored “risk on” trade of investors earlier in the year, bore the brunt of selling, with the Russell 2000 Index declining 20.20% in the fourth quarter of 2018 while the Russell 2000 Growth Index declined 21.65%.

After the sharp downdraft to end the year, equity markets rallied sharply in the first quarter of 2019 to within a few percentage points of record highs, with small cap growth stocks rebounding 17.14%. While many macro issues remain unresolved, the Federal Reserve Board’s (the “Fed”)vi March 2019 decision to go slow on further interest rate increases was a welcome tonic for an equity market thirsty for good news. Lower rates are a prescription not only for higher equity valuations, but also a relief for credit-sensitive sectors of the real economy such as housing and auto loans.

Markets continued to be agitated in the second quarter of 2019 by trade tensions that expanded beyond the Sino-U.S. standoff and to pull in Mexico for a short time, signs of deteriorating economic activity accompanied by a yield curvevii inversion and regulatory investigations into the big U.S. Internet platforms. Amid the fury, small cap stocks ended the quarter virtually unchanged.

The catalog of externalities overhanging markets only grew in the third quarter of 2019, with drone and missile attacks on Saudi oil infrastructure and a presidential impeachment inquiry adding to the long list of risks weighing on sentiment. Combined with a challenged initial public offering (“IPO”) market, the result was a rotation out of growth and momentum into value, which drove sharp individual stock dislocations. Within the small-cap universe, the Russell 2000 Growth Index declined 4.17%, underperforming the Russell 2000 Value Index by 360 basis pointsviii. Stocks ended the period on a positive note, with improving prospects for a trade deal and better than expected corporate earnings.

Q. How did we respond to these changing market conditions?

A. During the reporting period, fifteen new investments were added to the Fund’s portfolio. The positions are in some cases modest and we are planning to increase them over time assuming continued good execution of the business case. As always, we look for i) businesses with growing and large opportunities, ii) self-financing capital structures and iii) managements with well-defined strategies to expand the business and benefit shareholders.

Despite generally downbeat sentiment for the small-cap growth asset class, our research of the public and private markets continues to identify compelling opportunities in innovative companies. Overall, the IPO market has been a fertile source of new idea generation and we participated in seven new issues during the reporting period. The IPOs we participated in — such as deep discounter Grocery Outlet and online fashion retailer Revolve Group — may lack the name recognition and glamour of this year’s class of “unicorns,” but all have built solid businesses by harnessing technology or getting ahead of consumer trends.

The Health Care sector is an area that has done particularly well for the Fund, as witnessed by offers for biopharmaceutical ingredients supplier Cambrex, genetic researcher Genomic

2	ClearBridge Small Cap Growth Fund 2019 Annual Report

Health and the completed acquisitions of longtime health tech holdings Medidata Solutions and athenahealth. We added to the Fund’s health tech exposure through two IPOs – patient and billing provider Phreesia and data analytics and services provider Health Catalyst. We also added positions in ophthalmic device maker Glaukos and Invitae, a low-cost provider of genetic testing.

Despite macro concerns about a slowing U.S. economy, we have yet to hear of a material slowdown in economic velocity from the companies in the Fund’s porfolio. Opportunities remain abundant. While there have been some dislocations to a variety of items, we believe the investments in the portfolio will continue to demonstrate above-industry growth dynamics.

Our practice is to invest with a concentrated number of progressive managements, developing and commercializing innovative products and services. Our companies generally have the financial resources to invest through a more guarded macro and capital markets environment. We structure the Fund’s portfolio with resilient businesses which, over time, can result in substantially higher firm values. Our attention to sustainable business dynamics backed up by robust capital discipline is a critical foundation that we will continue to apply to the existing portfolio and new growth opportunities that our team fosters.

Performance review

For the twelve months ended October 31, 2019, Class A shares of ClearBridge Small Cap Growth Fund, excluding sales charges, returned 6.29%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Index, returned 6.40% for the same period. The Lipper Small-Cap Growth Funds Category Averageix returned 7.83% over the same time frame.

Performance Snapshot as of October 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Growth Fund:
Class 1[1]	-1.81%	6.58%
Class A	-1.95%	6.29%
Class C	-2.26%	5.61%
Class FI	-1.93%	6.28%
Class R	-2.07%	5.99%
Class I	-1.81%	6.61%
Class IS	-1.73%	6.75%
Russell 2000 Growth Index	-1.73%	6.40%
Lipper Small-Cap Growth Funds Category Average	-1.79%	7.83%

[1]

Class 1 shares of the Fund are not available for purchases or incoming exchanges. Investors owning Class 1 shares may continue to hold those shares, but may not add to their Class 1 share positions excluding through dividend reinvestment.

ClearBridge Small Cap Growth Fund 2019 Annual Report	3

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2019, gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares were 0.93%, 1.19%, 1.89%, 1.19%, 1.47%, 0.90% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in six of the ten sectors in which it was invested (out of eleven sectors in total) over the reporting period, with the greatest contributions to returns coming from the IT and Industrials sectors. Relative to the benchmark, overall sector allocation contributed to performance for the period. In particular, an overweight to IT, an underweight to the Health Care sector as well as stock selection in the Health Care, Industrials and Consumer Staples sectors drove relative performance.

Leading individual stock contributors included positions in Copart, Inc. and Trex Company, Inc., both in the Industrials sector, Inphi Corp. in the IT sector as well as Insulet Corp. and Medidata Solutions, Inc., both in the Health Care sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection detracted from performance during the reporting period. Specifically, stock selection in the Consumer Discretionary, Communication Services and Financials sectors and an underweight to the Real Estate sector detracted the most from performance for the year.

The leading detractors from performance for the period included Grubhub, Inc., National Vision Holdings, Inc. and Hudson Ltd., all in the Consumer Discretionary sector, Bloom Energy Corp. in the Industrials sector and Vocera Communications, Inc. in the Health Care sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The largest additions to the Fund’s portfolio were Aerojet Rocketdyne Holdings, Inc. and Albany International Corp., both in the Industrials sector, Glaukos Corp. and Progyny, Inc.,

4	ClearBridge Small Cap Growth Fund 2019 Annual Report

both in the Health Care sector and Revolve Group, Inc. in the Consumer Discretionary sector. The largest positions closed during the period were Medidata Solutions, Inc. and athenahealth, Inc., both in the Health Care sector, Fortinet, Inc. and MINDBODY, Inc., both in the IT sector and Grubhub, Inc. in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

November 12, 2019

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2019 were: Trex Co. Inc. (4.0%), Insulet Corp. (3.7%), ICON PLC (2.9%), Penumbra Inc. (2.5%), Cornerstone OnDemand Inc. (2.4%), Wix.com Ltd. (2.4%), Integra LifeSciences Holdings Corp. (2.4%), BJ’s Wholesale Club Holdings Inc. (2.3%), Casey’s General Stores Inc. (2.2%) and Aspen Technology Inc. (2.1%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets)

ClearBridge Small Cap Growth Fund 2019 Annual Report	5

Fund overview (cont’d)

as of October 31, 2019 were: Information Technology (27.7%), Health Care (22.1%), Industrials (19.9%), Consumer Discretionary (11.2%) and Consumer Staples (6.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

iv

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities

viii	A basis point is one-hundredth (1/100 or 0.01) of one percent.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 648 funds for the six-month period and among the 639 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge Small Cap Growth Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2019 and October 31, 2018 and does not include derivatives such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

ClearBridge Small Cap Growth Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2019 and held for the six months ended October 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-1.81%	$1,000.00	$981.90	0.92%	$4.60	Class 1	5.00%	$1,000.00	$1,020.57	0.92%	$4.69
Class A	-1.95	1,000.00	980.50	1.17	5.84	Class A	5.00	1,000.00	1,019.31	1.17	5.96
Class C	-2.26	1,000.00	977.40	1.84	9.17	Class C	5.00	1,000.00	1,015.93	1.84	9.35
Class FI	-1.93	1,000.00	980.70	1.19	5.94	Class FI	5.00	1,000.00	1,019.21	1.19	6.06
Class R	-2.07	1,000.00	979.30	1.48	7.38	Class R	5.00	1,000.00	1,017.74	1.48	7.53
Class I	-1.81	1,000.00	981.90	0.91	4.55	Class I	5.00	1,000.00	1,020.62	0.91	4.63
Class IS	-1.73	1,000.00	982.70	0.77	3.85	Class IS	5.00	1,000.00	1,021.32	0.77	3.92

8	ClearBridge Small Cap Growth Fund 2019 Annual Report

[1]	For the six months ended October 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Small Cap Growth Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/19	6.58%	6.29%	5.61%	6.28%	5.99%	6.61%	6.75%
Five Years Ended 10/31/19	10.07	9.80	9.04	9.83	9.52	10.15	10.29
Ten Years Ended 10/31/19	14.64	14.41	13.55	14.42	14.15	14.84	14.95

With sales charges[2]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/19	6.58%	0.19%	4.72%	6.28%	5.99%	6.61%	6.75%
Five Years Ended 10/31/19	10.07	8.51	9.04	9.83	9.52	10.15	10.29
Ten Years Ended 10/31/19	14.64	13.73	13.55	14.42	14.15	14.84	14.95

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/09 through 10/31/19)	292.13%
Class A (10/31/09 through 10/31/19)	284.16
Class C (10/31/09 through 10/31/19)	256.42
Class FI (10/31/09 through 10/31/19)	284.59
Class R (10/31/09 through 10/31/19)	275.48
Class I (10/31/09 through 10/31/19)	298.80
Class IS (10/31/09 through 10/31/19)	302.83

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	ClearBridge Small Cap Growth Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Small Cap Growth Fund vs. Russell 2000 Growth Index† — October 2009 - October 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and C shares on October 31, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to value ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Small Cap Growth Fund 2019 Annual Report	11

Schedule of investments

October 31, 2019

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 97.1%
Communication Services — 1.9%
Diversified Telecommunication Services — 0.6%
Bandwidth Inc., Class A Shares	444,237	$24,943,908	*
Interactive Media & Services — 1.3%
Cargurus Inc.	1,463,160	49,147,544	*
Media — 0.0%
Turn Inc. (Escrow)	878,957	305,467	*(a)(b)(c)
Total Communication Services		74,396,919
Consumer Discretionary — 11.2%
Auto Components — 2.0%
Fox Factory Holding Corp.	1,288,523	78,522,592	*
Distributors — 1.3%
Core-Mark Holding Co. Inc.	1,607,582	49,063,403
Diversified Consumer Services — 1.8%
Chegg Inc.	2,225,451	68,232,328	*
Internet & Direct Marketing Retail — 1.8%
Revolve Group Inc.	1,334,757	27,709,555	*
Shutterstock Inc.	1,027,421	41,692,744	*
Total Internet & Direct Marketing Retail		69,402,299
Specialty Retail — 4.3%
Hudson Ltd., Class A Shares	2,229,805	27,694,178	*
Monro Inc.	1,002,547	70,288,570
National Vision Holdings Inc.	2,849,854	67,826,525	*
Total Specialty Retail		165,809,273
Total Consumer Discretionary		431,029,895
Consumer Staples — 6.0%
Food & Staples Retailing — 4.8%
BJ’s Wholesale Club Holdings Inc.	3,378,846	90,215,188	*
Casey’s General Stores Inc.	505,014	86,261,441
Grocery Outlet Holding Corp.	274,010	8,740,919	*
Total Food & Staples Retailing		185,217,548
Food Products — 1.2%
Calavo Growers Inc.	558,730	48,458,653
Total Consumer Staples		233,676,201
Energy — 1.4%
Energy Equipment & Services — 1.4%
Cactus Inc., Class A Shares	1,069,216	31,777,099	*
Newpark Resources Inc.	3,715,759	22,294,554	*
Total Energy		54,071,653

See Notes to Financial Statements.

12	ClearBridge Small Cap Growth Fund 2019 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Financials — 5.3%
Banks — 2.2%
SVB Financial Group	91,242	$20,208,278	*
Western Alliance Bancorp	1,300,803	64,168,612
Total Banks		84,376,890
Capital Markets — 1.4%
Assetmark Financial Holdings Inc.	502,590	13,791,069	*
PJT Partners Inc., Class A Shares	505,000	20,972,650
WisdomTree Investments Inc.	3,664,533	18,725,764
Total Capital Markets		53,489,483
Insurance — 1.7%
American Equity Investment Life Holding Co.	1,614,127	39,836,655
Trupanion Inc.	1,084,750	25,708,575	*
Total Insurance		65,545,230
Total Financials		203,411,603
Health Care — 22.1%
Biotechnology — 2.8%
Genomic Health Inc.	372,903	24,865,172	*
Heron Therapeutics Inc.	3,084,928	65,554,720	*
Invitae Corp.	1,039,210	16,741,673	*
Total Biotechnology		107,161,565
Health Care Equipment & Supplies — 9.8%
Glaukos Corp.	636,991	40,659,135	*
Insulet Corp.	978,500	142,195,620	*(d)
Integra LifeSciences Holdings Corp.	1,578,064	91,622,396	*
Penumbra Inc.	612,576	95,543,479	*
Silk Road Medical Inc.	293,410	9,717,739	*
Total Health Care Equipment & Supplies		379,738,369
Health Care Providers & Services — 1.0%
Progyny Inc.	1,297,080	21,311,024	*
Surgery Partners Inc.	2,306,046	18,333,066	*
Total Health Care Providers & Services		39,644,090
Health Care Technology — 1.3%
Health Catalyst Inc.	286,510	9,214,162	*
Phreesia Inc.	448,585	13,291,573	*
Vocera Communications Inc.	1,457,024	29,023,918	*
Total Health Care Technology		51,529,653
Life Sciences Tools & Services — 6.1%
Cambrex Corp.	764,089	45,639,036	*

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2019 Annual Report	13

Schedule of investments (cont’d)

October 31, 2019

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Life Sciences Tools & Services — continued
ICON PLC	749,397	$110,086,420	*
Syneos Health Inc.	1,589,201	79,698,430	*
Total Life Sciences Tools & Services		235,423,886
Pharmaceuticals — 1.1%
Pacira BioSciences Inc.	1,010,390	40,910,691	*
Total Health Care		854,408,254
Industrials — 19.9%
Aerospace & Defense — 1.4%
Aerojet Rocketdyne Holdings Inc.	1,269,911	54,898,252	*
Air Freight & Logistics — 3.1%
Forward Air Corp.	778,599	53,855,693
XPO Logistics Inc.	870,631	66,516,208	*
Total Air Freight & Logistics		120,371,901
Building Products — 5.2%
Masonite International Corp.	738,629	45,359,207	*
Trex Co. Inc.	1,744,038	153,283,500	*
Total Building Products		198,642,707
Commercial Services & Supplies — 3.5%
Copart Inc.	962,373	79,530,505	*
US Ecology Inc.	911,382	56,715,302
Total Commercial Services & Supplies		136,245,807
Electrical Equipment — 0.1%
Bloom Energy Corp., Class A Shares	1,226,376	3,752,711	*
Machinery — 4.6%
Albany International Corp., Class A Shares	486,758	40,877,937
IDEX Corp.	513,205	79,818,774
Tennant Co.	730,822	56,587,547
Total Machinery		177,284,258
Trading Companies & Distributors — 2.0%
H&E Equipment Services Inc.	1,765,678	59,927,111
MRC Global Inc.	1,435,352	16,305,599	*
Total Trading Companies & Distributors		76,232,710
Total Industrials		767,428,346
Information Technology — 27.7%
Communications Equipment — 1.2%
Viavi Solutions Inc.	3,036,549	48,463,322	*
Electronic Equipment, Instruments & Components — 1.8%
MTS Systems Corp.	398,347	22,498,639

See Notes to Financial Statements.

14	ClearBridge Small Cap Growth Fund 2019 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
nLight Inc.	924,620	$12,352,923	*
OSI Systems Inc.	337,479	33,491,416	*
Total Electronic Equipment, Instruments & Components		68,342,978
IT Services — 3.5%
Cardtronics PLC, Class A Shares	835,368	28,619,708	*
Twilio Inc., Class A Shares	140,387	13,555,769	*
Wix.com Ltd.	751,824	91,775,155	*
Total IT Services		133,950,632
Semiconductors & Semiconductor Equipment — 4.3%
Inphi Corp.	972,266	69,886,480	*
Lattice Semiconductor Corp.	1,029,670	20,171,235	*
Monolithic Power Systems Inc.	510,267	76,499,229
Total Semiconductors & Semiconductor Equipment		166,556,944
Software — 16.9%
Aspen Technology Inc.	714,404	82,235,045	*
Cornerstone OnDemand Inc.	1,580,474	92,568,362	*
DocuSign Inc.	716,443	47,421,362	*
Envestnet Inc.	866,654	54,157,209	*
ForeScout Technologies Inc.	1,276,670	39,270,369	*
HubSpot Inc.	449,756	69,757,156	*
New Relic Inc.	788,890	50,536,293	*
Pagerduty Inc.	324,817	7,467,543	*
Pluralsight Inc., Class A Shares	669,542	12,105,319	*
Qualys Inc.	925,443	78,968,051	*
Smartsheet Inc., Class A Shares	370,213	14,586,392	*
Varonis Systems Inc.	769,514	55,058,727	*
Yext Inc.	3,000,361	49,385,942	*
Total Software		653,517,770
Total Information Technology		1,070,831,646
Materials — 1.3%
Chemicals — 1.3%
Balchem Corp.	491,379	49,732,469
Real Estate — 0.3%
Real Estate Management & Development — 0.3%
Redfin Corp.	599,899	10,432,244	*
Total Common Stocks (Cost — $2,440,980,207)		3,749,419,230

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2019 Annual Report	15

Schedule of investments (cont’d)

October 31, 2019

ClearBridge Small Cap Growth Fund

Security	Expiration Date	Contracts	Notional Amount	Value
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
Insulet Corp., Put @ $145.00 (Cost — $39,215)	12/20/19	55	$799,260	$55,000
Total Investments before Short-Term Investments (Cost — $2,441,019,422)				3,749,474,230

	Rate		Shares
Short-Term Investments — 3.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $118,302,470)	1.597%		118,302,470	118,302,470
Total Investments — 100.2% (Cost — $2,559,321,892)				3,867,776,700
Liabilities in Excess of Other Assets — (0.2)%				(7,398,673)
Total Net Assets — 100.0%				$3,860,378,027

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Restricted security (Note 8).

(d)	All or a portion of this security is pledged as collateral for written options.

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Insulet Corp., Call (Premiums received — $38,884)	12/20/19	$165.00	55	$799,260	$(19,250)

See Notes to Financial Statements.

16	ClearBridge Small Cap Growth Fund 2019 Annual Report

Statement of assets and liabilities

October 31, 2019

Assets:
Investments, at value (Cost — $2,559,321,892)	$3,867,776,700
Cash	11,199
Receivable for Fund shares sold	6,593,935
Dividends and interest receivable	269,708
Prepaid expenses	94,994
Total Assets	3,874,746,536

Liabilities:
Payable for securities purchased	7,580,123
Payable for Fund shares repurchased	3,428,760
Investment management fee payable	2,435,800
Service and/or distribution fees payable	234,765
Written options, at value (premiums received — $38,884)	19,250
Trustees’ fees payable	13,491
Accrued expenses	656,320
Total Liabilities	14,368,509
Total Net Assets	$3,860,378,027

Net Assets:
Par value (Note 7)	$1,046
Paid-in capital in excess of par value	2,300,040,137
Total distributable earnings (loss)	1,560,336,844
Total Net Assets	$3,860,378,027

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2019 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2019

Net Assets:
Class 1	$3,749,745
Class A	$894,723,402
Class C	$13,912,086
Class FI	$13,741,883
Class R	$73,345,719
Class I	$1,173,512,903
Class IS	$1,687,392,289

Shares Outstanding:
Class 1	104,544
Class A	25,751,504
Class C	519,728
Class FI	392,824
Class R	2,181,811
Class I	31,261,361
Class IS	44,358,669

Net Asset Value:
Class 1 (and redemption price)	$35.87
Class A (and redemption price)	$34.74
Class C*	$26.77
Class FI (and redemption price)	$34.98
Class R (and redemption price)	$33.62
Class I (and redemption price)	$37.54
Class IS (and redemption price)	$38.04
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$36.86

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge Small Cap Growth Fund 2019 Annual Report

Statement of operations

For the Year Ended October 31, 2019

Investment Income:
Dividends	$9,942,365
Interest	2,774,207
Total Investment Income	12,716,572

Expenses:
Investment management fee (Note 2)	27,533,151
Transfer agent fees (Note 5)	3,391,806
Service and/or distribution fees (Notes 2 and 5)	2,966,799
Trustees’ fees	252,865
Registration fees	180,500
Fund accounting fees	105,458
Shareholder reports	69,489
Audit and tax fees	50,438
Insurance	39,935
Legal fees	29,475
Custody fees	10,362
Interest expense	3,832
Miscellaneous expenses	19,236
Total Expenses	34,653,346
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(80)
Net Expenses	34,653,266
Net Investment Loss	(21,936,694)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	282,550,281
Written options	4,341,892
Net Realized Gain	286,892,173
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(46,268,892)
Written options	(229,977)
Change in Net Unrealized Appreciation (Depreciation)	(46,498,869)
Net Gain on Investments and Written Options	240,393,304
Increase in Net Assets From Operations	$218,456,610

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2019 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2019	2018

Operations:
Net investment loss	$(21,936,694)	$(18,882,527)
Net realized gain	286,892,173	424,478,672
Change in net unrealized appreciation (depreciation)	(46,498,869)	99,333,581
Increase in Net Assets From Operations	218,456,610	504,929,726

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(401,570,843)	(100,357,559)
Decrease in Net Assets From Distributions to Shareholders	(401,570,843)	(100,357,559)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,401,713,092	954,921,800
Reinvestment of distributions	344,790,822	87,842,032
Cost of shares repurchased	(993,770,367)	(1,108,246,304)
Cost of shares redeemed in-kind (Note 9)	(12,389,438)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	740,344,109	(65,482,472)
Increase in Net Assets	557,229,876	339,089,695

Net Assets:
Beginning of year	3,303,148,151	2,964,058,456
End of year(b)	$3,860,378,027	$3,303,148,151

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 11). For the year ended October 31, 2018, distributions from net realized gains were $100,357,559.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 11). For the year ended October 31, 2018, end of year net assets included accumulated net investment loss of $(16,132,088).

See Notes to Financial Statements.

20	ClearBridge Small Cap Growth Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$38.54	$33.67	$26.69	$27.05	$28.51

Income (loss) from operations:
Net investment loss	(0.21)	(0.21)	(0.20)	(0.16)	(0.16)
Net realized and unrealized gain (loss)	2.21	6.24	8.00	0.13	(0.20)
Total income (loss) from operations	2.00	6.03	7.80	(0.03)	(0.36)

Less distributions from:
Net realized gains	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)
Total distributions	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)

Net asset value, end of year	$35.87	$38.54	$33.67	$26.69	$27.05
Total return[2]	6.58%	18.52%	29.81%	(0.13)%	(1.36)%

Net assets, end of year (000s)	$3,750	$3,882	$3,493	$2,929	$3,360

Ratios to average net assets:
Gross expenses	0.93%	0.93%	1.02%	1.05%	1.00%
Net expenses[3]	0.93	0.93	1.02	1.05	1.00
Net investment loss	(0.58)	(0.54)	(0.65)	(0.60)	(0.56)

Portfolio turnover rate	18%[4]	15%	10%	9%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2019 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$37.57	$32.93	$26.17	$26.59	$28.11

Income (loss) from operations:
Net investment loss	(0.29)	(0.30)	(0.25)	(0.20)	(0.22)
Net realized and unrealized gain (loss)	2.13	6.10	7.83	0.11	(0.20)
Total income (loss) from operations	1.84	5.80	7.58	(0.09)	(0.42)

Less distributions from:
Net realized gains	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)
Total distributions	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)

Net asset value, end of year	$34.74	$37.57	$32.93	$26.17	$26.59
Total return[2]	6.29%	18.23%	29.55%	(0.36)%	(1.60)%

Net assets, end of year (millions)	$895	$906	$844	$772	$1,029

Ratios to average net assets:
Gross expenses	1.19%	1.19%	1.23%	1.24%	1.24%
Net expenses[3]	1.19 [4]	1.19 [4]	1.23 [4]	1.24	1.24
Net investment loss	(0.84)	(0.80)	(0.87)	(0.79)	(0.81)

Portfolio turnover rate	18%[5]	15%	10%	9%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.28%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge Small Cap Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$30.24	$26.91	$21.68	$22.23	$23.84

Income (loss) from operations:
Net investment loss	(0.41)	(0.45)	(0.38)	(0.32)	(0.35)
Net realized and unrealized gain (loss)	1.61	4.94	6.43	0.10	(0.16)
Total income (loss) from operations	1.20	4.49	6.05	(0.22)	(0.51)

Less distributions from:
Net realized gains	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)
Total distributions	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)

Net asset value, end of year	$26.77	$30.24	$26.91	$21.68	$22.23
Total return[2]	5.61%	17.40%	28.59%	(1.03)%	(2.29)%

Net assets, end of year (000s)	$13,912	$36,204	$38,332	$40,095	$52,659

Ratios to average net assets:
Gross expenses	1.88%	1.89%	1.94%	1.95%	1.95%
Net expenses[3]	1.88 [4]	1.89 [4]	1.93 [4]	1.95	1.95
Net investment loss	(1.52)	(1.50)	(1.57)	(1.50)	(1.51)

Portfolio turnover rate	18%[5]	15%	10%	9%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.09%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2019 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$37.80	$33.12	$26.31	$26.71	$28.23

Income (loss) from operations:
Net investment loss	(0.29)	(0.30)	(0.25)	(0.19)	(0.22)
Net realized and unrealized gain (loss)	2.14	6.14	7.88	0.12	(0.20)
Total income (loss) from operations	1.85	5.84	7.63	(0.07)	(0.42)

Less distributions from:
Net realized gains	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)
Total distributions	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)

Net asset value, end of year	$34.98	$37.80	$33.12	$26.31	$26.71
Total return[2]	6.28%	18.24%	29.59%	(0.28)%	(1.60)%

Net assets, end of year (000s)	$13,742	$12,566	$13,412	$10,998	$11,971

Ratios to average net assets:
Gross expenses	1.20%	1.19%	1.19%	1.18%	1.21%
Net expenses[3]	1.20	1.19	1.19	1.18	1.21
Net investment loss	(0.85)	(0.82)	(0.84)	(0.74)	(0.78)

Portfolio turnover rate	18%[4]	15%	10%	9%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge Small Cap Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$36.61	$32.21	$25.68	$26.15	$27.73

Income (loss) from operations:
Net investment loss	(0.38)	(0.39)	(0.32)	(0.26)	(0.29)
Net realized and unrealized gain (loss)	2.06	5.95	7.67	0.12	(0.19)
Total income (loss) from operations	1.68	5.56	7.35	(0.14)	(0.48)

Less distributions from:
Net realized gains	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)
Total distributions	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)

Net asset value, end of year	$33.62	$36.61	$32.21	$25.68	$26.15
Total return[2]	5.99%	17.88%	29.21%	(0.56)%	(1.85)%

Net assets, end of year (000s)	$73,346	$89,301	$80,620	$73,645	$92,794

Ratios to average net assets:
Gross expenses	1.49%	1.47%	1.49%	1.47%	1.49%
Net expenses[3]	1.49	1.47 [4]	1.48 [4]	1.47	1.49
Net investment loss	(1.14)	(1.09)	(1.12)	(1.03)	(1.05)

Portfolio turnover rate	18%[5]	15%	10%	9%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$40.10	$34.97	$27.67	$27.99	$29.44

Income (loss) from operations:
Net investment loss	(0.21)	(0.20)	(0.17)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	2.32	6.49	8.29	0.13	(0.21)
Total income (loss) from operations	2.11	6.29	8.12	0.01	(0.35)

Less distributions from:
Net realized gains	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)
Total distributions	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)

Net asset value, end of year	$37.54	$40.10	$34.97	$27.67	$27.99
Total return[2]	6.61%	18.58%	29.91%	0.02%	(1.28)%

Net assets, end of year (millions)	$1,174	$1,079	$962	$1,214	$1,383

Ratios to average net assets:
Gross expenses	0.91%	0.90%	0.91%	0.90%	0.91%
Net expenses[3]	0.91	0.90	0.91	0.90	0.91
Net investment loss	(0.56)	(0.51)	(0.55)	(0.46)	(0.47)

Portfolio turnover rate	18%[4]	15%	10%	9%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	ClearBridge Small Cap Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$40.52	$35.29	$27.87	$28.16	$29.57

Income (loss) from operations:
Net investment loss	(0.16)	(0.16)	(0.14)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	2.35	6.55	8.38	0.13	(0.21)
Total income (loss) from operations	2.19	6.39	8.24	0.04	(0.31)

Less distributions from:
Net realized gains	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)
Total distributions	(4.67)	(1.16)	(0.82)	(0.33)	(1.10)

Net asset value, end of year	$38.04	$40.52	$35.29	$27.87	$28.16
Total return[2]	6.75%	18.70%	30.13%	0.13%	(1.14)%

Net assets, end of year (millions)	$1,687	$1,176	$1,022	$552	$588

Ratios to average net assets:
Gross expenses	0.77%	0.78%	0.79%	0.78%	0.78%
Net expenses[3]	0.77	0.78	0.79	0.78	0.78
Net investment loss	(0.43)	(0.39)	(0.43)	(0.34)	(0.35)

Portfolio turnover rate	18%[4]	15%	10%	9%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2019 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and certain categories of investors, with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2019.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

28	ClearBridge Small Cap Growth Fund 2019 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Small Cap Growth Fund 2019 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$74,091,452	—	$305,467	$74,396,919
Other Common Stocks	3,675,022,311	—	—	3,675,022,311
Purchased Options	—	$55,000	—	55,000
Total Long-Term Investments	3,749,113,763	55,000	305,467	3,749,474,230
Short-Term Investments†	118,302,470	—	—	118,302,470
Total Investments	$3,867,416,233	$55,000	$305,467	$3,867,776,700

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	—	$19,250	—	$19,250

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage

30	ClearBridge Small Cap Growth Fund 2019 Annual Report

commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

ClearBridge Small Cap Growth Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

32	ClearBridge Small Cap Growth Fund 2019 Annual Report

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$5,660,587	$(5,660,587)

(a)	Reclassifications are due to net operating loss and book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

ClearBridge Small Cap Growth Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.28%, 2.09%, 1.35%, 1.60%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended October 31, 2019, fees waived and/or expenses reimbursed amounted to $80.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

34	ClearBridge Small Cap Growth Fund 2019 Annual Report

For the year ended October 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$43,431	—
CDSCs	496	$24

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,001,513,810
Sales	636,720,973	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $12,389,438 (Note 9).

At October 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,561,461,759	$1,505,881,850	$(199,566,909)	$1,306,314,941
Written options	(38,884)	19,634	—	19,634

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2019.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$55,000

LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$19,250

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

ClearBridge Small Cap Growth Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(342,259)
Written options	4,341,892
Total	$3,999,633

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$15,785
Written options	(229,977)
Total	$(214,192)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended October 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$4,231
Written options	344,502

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

36	ClearBridge Small Cap Growth Fund 2019 Annual Report

For the year ended October 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$6,033
Class A	$2,270,271	†	1,508,058
Class C	249,657	†	28,259
Class FI	32,526		22,959
Class R	414,345		180,064
Class I	—		1,593,480
Class IS	—		52,953
Total	$2,966,799		$3,391,806

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2019, the service and/or distribution fees reimbursed amounted to $72 and $8 for Class A and Class C shares, respectively.

For the year ended October 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$72
Class C	8
Class FI	—
Class R	—
Class I	—
Class IS	—
Total	$80

6. Distributions to shareholders by class

	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Realized Gains:
Class 1	$465,961	$120,113
Class A	111,626,966	29,336,452
Class C	5,538,194	1,627,337
Class FI	1,579,392	466,215
Class R	11,063,382	2,894,250
Class I	126,485,863	32,107,175
Class IS	144,811,085	33,806,017
Total	$401,570,843	$100,357,559

7. Shares of beneficial interest

At October 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

ClearBridge Small Cap Growth Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	14,489	$465,961	3,658	$120,113
Shares repurchased	(10,687)	(377,389)	(6,664)	(251,102)
Net increase (decrease)	3,802	$88,572	(3,006)	$(130,989)

Class A
Shares sold	5,328,687	$182,002,473	4,836,477	$184,333,006
Shares issued on reinvestment	3,381,030	105,555,760	864,348	27,736,924
Shares repurchased	(7,063,867)	(242,385,776)	(7,237,197)	(264,716,435)
Net increase (decrease)	1,645,850	$45,172,457	(1,536,372)	$(52,646,505)

Class C
Shares sold	78,983	$2,074,625	68,857	$2,052,168
Shares issued on reinvestment	212,284	5,137,271	57,383	1,491,370
Shares repurchased	(968,671)	(26,139,603)	(353,364)	(10,371,457)
Net decrease	(677,404)	$(18,927,707)	(227,124)	$(6,827,919)

Class FI
Shares sold	110,863	$3,883,160	135,591	$5,272,930
Shares issued on reinvestment	50,141	1,576,447	14,443	466,215
Shares repurchased	(100,649)	(3,433,371)	(222,474)	(8,234,048)
Net increase (decrease)	60,355	$2,026,236	(72,440)	$(2,494,903)

Class R
Shares sold	651,916	$21,440,421	884,581	$33,240,648
Shares issued on reinvestment	340,852	10,324,416	84,059	2,635,247
Shares repurchased	(1,250,454)	(41,795,767)	(1,032,452)	(37,077,619)
Net decrease	(257,686)	$(10,030,930)	(63,812)	$(1,201,724)

Class I
Shares sold	10,364,676	$378,158,716	7,971,767	$321,664,494
Shares issued on reinvestment	2,729,315	91,841,465	709,227	24,227,208
Shares repurchased	(8,538,214)	(312,823,189)	(9,273,814)	(359,252,898)
Shares redeemed in-kind	(206,738)	(7,349,547)	—	—
Net increase (decrease)	4,349,039	$149,827,445	(592,820)	$(13,361,196)

38	ClearBridge Small Cap Growth Fund 2019 Annual Report

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class IS
Shares sold	21,489,398	$814,153,697	9,834,181	$408,358,554
Shares issued on reinvestment	3,813,550	129,889,502	903,856	31,164,955
Shares repurchased	(9,848,701)	(366,815,272)	(10,661,312)	(428,342,745)
Shares redeemed in-kind	(128,046)	(5,039,891)	—	—
Net increase	15,326,201	$572,188,036	76,725	$11,180,764

8. Restricted securities

The following Fund investment is restricted as to resale and, in the absence of a readily ascertainable market value, is valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/2019	Value Per Share	Percent of Net Assets
Turn Inc. (Escrow)	878,957	12/13	$1,292,367	$305,467	$0.35	0.01%

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended October 31, 2019, the Fund had redemptions in-kind with total proceeds in the amount of $12,389,438. The net realized gain on these redemptions in-kind amounted to $7,083,248, which was not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2019	2018
Distributions paid from:
Net long-term capital gains	$401,570,843	$100,357,559

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$273,371,913
Other book/tax temporary differences(a)	(19,369,644)
Unrealized appreciation (depreciation)(b)	1,306,334,575
Total accumulated earnings (losses) — net	$1,560,336,844

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

ClearBridge Small Cap Growth Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

11. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

40	ClearBridge Small Cap Growth Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Small Cap Growth Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

ClearBridge Small Cap Growth Fund 2019 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

42	ClearBridge Small Cap Growth Fund

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	90
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	90
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

ClearBridge Small Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

44	ClearBridge Small Cap Growth Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

ClearBridge Small Cap Growth Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	ClearBridge Small Cap Growth Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

ClearBridge Small Cap Growth Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	ClearBridge Small Cap Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2019:

Record date:	12/6/2018
Payable date:	12/7/2018
Long-Term Capital Gain Dividend	$4.66884

Please retain this information for your records.

ClearBridge Small Cap Growth Fund	49

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ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010732 12/19 SR19-3754

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2018 and October 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $404,744 in October 31, 2018 and $343,735 in October 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $31,693 in October 31, 2018 and $0 in October 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,130 in October 31, 2018 and $0 in October 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2018 and $0 in October 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2018 and October 31, 2019; Tax Fees were 100% and 100% for October 31, 2018 and October 31, 2019; and Other Fees were 100% and 100% for October 31, 2018 and October 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $678,000 in October 31, 2018 and $262,345 in October 31, 2019.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 30, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 30, 2019